UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2004

FUELCELL ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14204 (Commission File Number)	06-0853042 (IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut            06813
(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (203) 825-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 30, 2004, FuelCell Energy, Inc. issued a press release announcing its financial results for the three and nine months ended July 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Form 8-K, including the exhibit attached hereto, is being furnished solely pursuant to Item 2.02 of Form 8-K. Consequently, it shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired: Not Applicable

(b)   Pro Forma Financial Information: Not Applicable

(c)      Exhibits.

Exhibit No	Description

99.1	Press Release of FuelCell Energy, Inc., dated August 30, 2004, announcing FuelCell’s financial results for the three and nine months ended July 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

By: /s/ Joseph G. Mahler
Joseph G. Mahler
Senior Vice President, Chief Financial
Officer, Corporate Secretary and Treasurer

Date: August 31, 2004

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release of FuelCell Energy, Inc., dated August 30, 2004, announcing FuelCell’s financial results for the three and nine months ended July 31, 2004.